UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 5, 2016

SYMBID CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-177500	45-2859440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Marconistraat 16 3029 AK Rotterdam, The Netherlands	N/A
(Address of principal executive offices)	(Zip Code)

+ 31 (0) 1 089 00 400
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 5, 2016, Hendrik Kasteel, Michiel Buitelaar and Vincent Lui resigned as directors reducing our board from six to three members. On April 8, 2016, Jérôme Koelewijn resigned as a director reducing our board to two members. Messrs. Kasteel, Lui and Koelewijn resigned due to differences with remaining management concerning the Company’s strategic direction. The Company is currently in discussions  with replacement directors for the board.

Item 9.01    Financial Statements and Exhibits

  (d) Exhibits

Exhibits filed as part of this Current Report are:

Exhibits	Description

10.1	Resignation Letter of Hendrik Kasteel dated April 5, 2016

10.2	Resignation Letter of Vincent Lui dated April 5, 2016

10.3	Resignation Letter of Jerome Koelewijn dated April 8, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMBID CORP.

Date: April 11, 2016	By:	/s/ Korstiaan Zandvliet
Name: Korstiaan Zandvliet
Title: President